EXHIBIT 10.6


                          CHARMING SHOPPES MASTER TRUST
                 $115,200,000 Floating Rate Class A Asset Backed
                Certificates, Series 2004-1 $10,800,000 Floating
                 Rate Class M Asset Backed Certificates, Series
                 2004-1 $18,900,000 Floating Rate Class B Asset
                       Backed Certificates, Series 2004-1


                         CERTIFICATE PURCHASE AGREEMENT

                                                                  July 21, 2004



Barclays Capital Inc.,
   as a Representative of the Initial Purchasers
    (the "Representative")
200 Park Avenue
New York, New York  10166

Ladies and Gentlemen:

         1. Introduction. Charming Shoppes Receivables Corp. ("CSRC" or the "Seller"), a special-purpose Delaware corporation whose principal place of business is in Delaware and which is a wholly-owned indirect subsidiary of Charming Shoppes, Inc. ("Charming"), proposes to sell to Barclays Capital Inc. and Bear, Stearns & Co. Inc. (the "Initial Purchasers") (a) $115,200,000 Series 2004-1 Floating Rate Class A Asset Backed Certificates (the "Class A Certificates"), (b) $10,800,000 Series 2004-1 Floating Rate Class M Asset Backed Certificates (the "Class M Certificates") and (c) $18,900,000 Series 2004-1 Floating Rate Class B Asset Backed Certificates (the "Class B Certificates" and, together with the Class A Certificates and the Class M Certificates, the "Offered Certificates") to be issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 (as amended as of July 22, 1999 and May 8, 2001 and as further amended from time to time, the "Pooling Agreement") among the Seller, Spirit of America, Inc. ("SOAI"), a Delaware corporation which is a wholly-owned indirect subsidiary of Charming, as servicer (in such capacity, the "Servicer"), and Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee (the "Trustee"), as supplemented by the Series 2004-1 Supplement to the Pooling Agreement dated as of the Issuance Date (as defined below) (the "Series Supplement", and the Pooling Agreement, as so supplemented, the "Supplemented Pooling Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Supplemented Pooling Agreement.

         Each Offered Certificate will represent an undivided ownership interest in the Charming Shoppes Master Trust (the "Trust"). In addition, concurrently with the issuance of the Offered Certificates, the Trust will issue $16,200,000 Series 2004-1 Class C Asset Backed Certificates (the "Class C Certificates") and $18,900,000 Series 2004-1 Class D Asset Backed Certificates (the "Class D Certificates"), which will be issued in two subclasses designated as the "Class D-1 Certificates" and the "Class D-2 Certificates". The Offered Certificates, the Class C Certificates and the Class D Certificates are referred to herein as the "Certificates". The Class C Certificates will be sold pursuant to the Class C Certificate Purchase Agreement (the "Class C Purchase

Agreement") among the Trustee, the Seller, the Servicer and the purchasers named therein (the "Class C Purchasers"). The Class D-1 Certificates will be sold pursuant to the Class D-1 Certificate Purchase Agreement (the "Class D-1 Purchase Agreement") among the Trustee, the Seller, the Servicer and the purchasers named therein (the "Class D-1 Purchasers"). The Class D-2 Certificates will initially be held by the Seller. The Seller will enter into a Class D-2 Certificate Purchase Agreement (the "Class D-2 Purchase Agreement") among the Trustee, the Seller and the Servicer. The assets of the Trust include, among other things, receivables (the "Receivables") arising under a pool of certain revolving credit card accounts owned by Spirit of America National Bank ("Spirit of America") which have been conveyed to the Seller by Spirit of America pursuant to a Purchase and Sale Agreement dated as of November 25, 1997 and as amended as of September 1, 1999, November 9, 2000 and May 8, 2001 (the "Purchase Agreement") and conveyed to the Trust pursuant to the Pooling Agreement.

         The Seller, at its own expense, has prepared an offering memorandum dated July 16, 2004 (together with any exhibits attached thereto, the "Preliminary Memorandum"), describing among other things, the Offered Certificates and the Supplemented Pooling Agreement. Copies of the Preliminary Memorandum have been delivered to you. The Seller, at its own expense, shall also prepare a final offering memorandum (together with any exhibits attached thereto, the "Final Memorandum"), which it will deliver to you no later than three business days prior to the Issuance Date (as herein defined). The Seller hereby confirms that it has authorized the Initial Purchasers to use the Preliminary Memorandum and Final Memorandum in connection with the offering and resale of the Offered Certificates by the Initial Purchasers. From and after the date of any amendment or supplement to the Final Memorandum or the Preliminary Memorandum, as applicable, the term "Final Memorandum" or "Preliminary Memorandum" shall mean the Final Memorandum or the Preliminary Memorandum, as applicable, as so amended or supplemented. The Pooling Agreement, the Series Supplement and the Purchase Agreement shall be collectively referred to herein as the "Related Documents".

         The Offered Certificates may be resold solely to (i) "qualified institutional buyers ("QIBs") in reliance upon Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act") and (ii) non-U.S. persons outside the United States, as defined in Regulation S of the Securities Act ("Regulation S"), in a transaction meeting the requirements of Regulation S.

         2. Representations, Warranties and Covenants of CSRC, FSC and SOAI.

                  (a) CSRC represents and warrants to, and agrees with the Initial Purchasers that:

                  (i) The Final Memorandum, as of its date and any amendment thereof or supplement thereto, as of their respective dates, and in each case as of the Issuance Date (as defined herein), does not and will not, as of such dates and at such times, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading except that the representations and warranties in this clause (i) do not relate to any statements or omissions made in reliance on and in conformity with the Initial Purchaser Information (as defined in Section 7(b)).

                  (ii) As of the Issuance Date (as defined herein), the representations and warranties of the Seller in the Pooling Agreement will be true and correct in all material respects except to the extent that such representations and warranties expressly relate to a date other than the Issuance Date (as defined herein).

                  (iii) The Seller is duly organized and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) and legal right to own its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum, and is duly qualified (or is exempt from such requirement) as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Seller and its Affiliates taken as a whole or on the transactions contemplated by this Agreement and the Related Documents.

                  (iv) The Certificates have been duly authorized for issuance and sale, and, when issued and delivered pursuant to the Supplemented Pooling Agreement, executed by the Seller and duly authenticated by the Trustee and paid for by the Initial Purchasers or the respective initial purchasers of the Class C Certificates and Class D Certificates therein in accordance with the terms of this Agreement, the Class C Purchase Agreement, the Class D-1 Purchase Agreement or the Class D-2 Purchase Agreement, as applicable, will be duly and validly issued and entitled to the benefits of the Supplemented Pooling Agreement; each of this Agreement and the Related Documents to which the Seller is a party has been duly authorized by the Seller, and, when executed and delivered by CSRC and the other parties thereto, each of this Agreement and the Related Documents to which the Seller is a party will constitute a valid, binding and enforceable agreement of the Seller; provided that with respect to all such documents such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and subject to the unenforceability, under certain circumstances, of provisions indemnifying a party against liability where such indemnification is contrary to public policy; and the Offered Certificates and the Related Documents will conform to the descriptions thereof in the Final Memorandum in all material respects.

                  (v) No consent, approval, authorization or order of, or filing with, any court, governmental agency or body is required to be obtained or made by the Seller in connection with (i) the issuance and sale of the Certificates or (ii) the consummation of the transactions contemplated by this Agreement and the Related Documents, except such as have been obtained or made and remain, and will continue to remain, in full force and effect, such as may be required under state securities laws and the filing of any financing statements required to perfect the Trust's and the Seller's interest in the Receivables.

                  (vi) The Seller is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties is bound which would have a material adverse effect on the transactions contemplated in this Agreement or in the Supplemented Pooling Agreement and the Related Documents. This Agreement has been duly executed and delivered by CRSC. The execution, delivery and performance of this Agreement and the other Related Documents, and the issuance and sale of the Certificates, the compliance with the terms and provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Seller or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any Lien under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over it or any of its properties, or any agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, and it has full power and authority (corporate and otherwise) to enter into this Agreement and the Related Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including the full power and authority to sell the Offered Certificates as contemplated by this Agreement.

                  (vii) Other than as set forth or contemplated in the Final Memorandum, there are no legal or governmental proceedings or investigations pending or, to its knowledge, threatened to which any of the Seller or its Affiliates is or may be a party or to which any property of the Seller or its Affiliates is or may be the subject (x) which, if determined adversely to the Seller, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Seller and its Affiliates, taken as a whole, or that would reasonably be expected to materially adversely affect the interests of the holders of the Offered Certificates, (y) asserting the invalidity of this Agreement, any of the Related Documents or the Offered Certificates or
         (z) seeking to prevent the issuance of the Offered Certificates or of any of the transactions contemplated by this Agreement or any of the Related Documents.

                  (viii) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance by the Seller of this Agreement, the Offered Certificates, the Class C Certificates, the Class D Certificates or the other Related Documents shall have been paid or will be paid by or on behalf of the Seller at or prior to the Issuance Date (as defined herein) to the extent then due.

                  (ix) No Early Amortization Event, and no event that would become an Early Amortization Event after any applicable grace period has elapsed, exists with respect to any outstanding Series of Certificates issued by the Trust and no event has occurred that would constitute (after the issuance of the Certificates) an Early Amortization Event or would become an Early Amortization Event after any applicable grace period has elapsed.

                  (x) Except as set forth in or contemplated in the Final Memorandum, there has been no material adverse change in the condition (financial or otherwise) of the Seller since May 1, 2004.

                  (xi) Assuming that (i) the Offered Certificates are offered and sold in the manner contemplated in this Agreement and in the Final Memorandum, (ii) the Initial Purchasers comply with the agreements and covenants contained in this Agreement, (iii) the representations made in this Agreement by the Initial Purchasers are true and correct and
         (iv) the representations and warranties made or deemed to be made by the purchasers of the Certificates are true and correct, the Offered Certificates are not required to be registered under Section 5 of the Securities Act in connection with the offer, issuance, sale and delivery thereof as contemplated by the Final Memorandum and this Agreement and neither the Seller nor any agent acting on its behalf (other than the Initial Purchasers), has taken or will take any action which would subject the offer, issuance, sale or delivery of the Offered Certificates to the provisions of Section 5 of the Securities Act or to the registration provisions of any state securities laws of any applicable jurisdiction.

                  (xii) Neither the Seller nor any of its Affiliates has directly or through any agent (it being understood that the Seller makes no representation and warranty in this regard with respect to the Initial Purchasers or any affiliates of the Initial Purchasers) engaged in any "directed selling efforts" (as defined in Rule 902(c) under Regulation S) with respect to the Offered Certificates. The Seller and its affiliates and any agent acting on their behalf (it being understood that the Seller makes no representation or warranty in this regard with respect to the Initial Purchasers or any affiliates of the Initial Purchasers) have complied with the "offering restrictions" (as defined in Rule 902(g) under Regulation S) with respect to Offered Certificates sold outside the United States. Neither the Seller, any of its Affiliates or any person or entity acting on its behalf (it being understood that the Seller makes no representation or warranty in this regard with respect to the Initial Purchasers or any affiliates of the Initial Purchasers) has entered into any contractual arrangement with respect to the distribution of the Offered Certificates, except for this Agreement and the Related Documents.

                  (xiii) None of the Seller, any of its Affiliates or any person or entity acting on its or their behalf (it being understood that the Seller makes no representation or warranty in this regard with respect to the Initial Purchasers or any affiliates of the Initial Purchasers) within the six months preceding the date of this Agreement, (A) has offered or sold any securities which are substantially similar to the Offered Certificates the result of which would cause the offer and sale of any of the Offered Certificates pursuant to this Agreement to fail to be entitled to exemption from registration under the Securities Act or (B) has offered or will offer to sell the Offered Certificates in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

                  (xiv) Neither the Seller nor the Trust is required (or after giving effect to the transactions contemplated by the Related Documents, will be required) to be registered as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (b) Fashion Service Corp. ("FSC") represents and warrants to, and agrees with the Initial Purchasers, that:

                  (i) As of the Issuance Date (as defined herein), the representations and warranties of Spirit of America in each of the Related Documents to which it is a party will be true and correct except to the extent that such representations and warranties expressly relate to a date other than the Issuance Date (as defined herein).

                  (ii) FSC is duly organized and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) and legal right to own its properties and conduct its business as currently conducted, and is duly qualified (or is exempt from such requirement) as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on FSC and its Affiliates taken as a whole or on the transactions contemplated by this Agreement and the Related Documents.

                  (iii) Spirit of America is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and has full corporate power, authority and legal right to own its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum, and is duly qualified (or is exempt from such requirement) as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where failure to be so qualified or in good standing would not have a material adverse effect on Spirit of America and its Affiliates taken as a whole or on the transactions contemplated by this Agreement and the Related Documents.

                  (iv) This Agreement has been duly authorized, executed and delivered by FSC, and, when executed and delivered by the other parties hereto will constitute a valid, binding and enforceable agreement of FSC; provided that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and subject to the unenforceability, under certain circumstances, of provisions indemnifying a party against liability where such indemnification is contrary to public policy.

                  (v) The Purchase Agreement has been duly authorized, executed and delivered by Spirit of America and constitutes a valid, binding and enforceable agreement of Spirit of America; provided that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and subject to the unenforceability, under certain circumstances, of provisions indemnifying a party against liability where such indemnification is contrary to public policy.

                  (vi) FSC is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which would have a material adverse effect on the transactions contemplated in this Agreement or in the Supplemented Pooling Agreement and the Related Documents. No consent, approval, authorization or order of, or filing with, any court, governmental agency or body is required to be obtained or made by FSC for the consummation of the transactions contemplated by this Agreement, or by Spirit of America for the consummation of the transactions contemplated by the Purchase Agreement, except such as have been obtained or made and remain, and will continue to remain, in full force and effect, such as may be required under state securities laws and the filing of any financing statements required to perfect the Trust's and the Seller's interest in the Receivables.

                  (vii) The execution, delivery and performance of this Agreement by FSC, the compliance with the terms and provisions hereof and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the certificate of incorporation or by-laws of FSC or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any Lien under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over it or any of its properties, or any agreement or instrument to which it is a party or by which it is bound or to which any of the properties of it is subject, and it has full power and authority (corporate and otherwise) to enter into this Agreement and to consummate the transactions contemplated hereby.

                  (viii) Spirit of America is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which would have a material adverse effect on the transactions contemplated in the Purchase Agreement and the Supplemented Pooling Agreement. The execution, delivery and performance of the Purchase Agreement by Spirit of America, the compliance with the terms and provisions thereof and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, Spirit of America's charter or by-laws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any Lien under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Spirit of America or any of its properties, or any agreement or instrument to which Spirit of America is a party or by which it is bound or to which any of its properties is subject, and Spirit of America has full power and authority (corporate and otherwise) to enter into the Purchase Agreement and to consummate the transactions contemplated thereby.

                  (ix) Other than as set forth or contemplated in the Final Memorandum, there are no legal or governmental proceedings or investigations pending or, to its knowledge, threatened to which Spirit of America or any of its Affiliates is or may be a party or to which any property of Spirit of America and its Affiliates is or may be the subject (x) which, if determined adversely to Spirit of America, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of Spirit of America and its Affiliates, taken as a whole, or that would reasonably be expected to materially adversely affect the interests of the holders of the Certificates, (y) asserting the invalidity of this Agreement, any of the Related Documents or the Offered Certificates or (z) seeking to prevent the issuance of the Offered Certificates or of any of the transactions contemplated by this Agreement or any of the Related Documents.

                  (x) Other than as set forth or contemplated in the Final Memorandum, there are no legal or governmental proceedings or investigations pending or, to its knowledge, threatened to which FSC or any of its Affiliates is or may be a party or to which any of property of FSC or its Affiliates is or may be the subject (x) which, if determined adversely to FSC, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of FSC or FSC and its Affiliates, taken as a whole, or that would reasonably be expected to materially adversely affect the interests of the holders of the Certificates, (y) asserting the invalidity of this Agreement, any of the Related Documents or the Offered Certificates or (z) seeking to prevent the issuance of the Offered Certificates or of any of the transactions contemplated by this Agreement or any of the Related Documents.

                  (xi) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance by FSC of this Agreement or the other Related Documents shall have been paid or will be paid by or on behalf of FSC at or prior to the Issuance Date (as defined herein) to the extent then due.

                  (xii) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance by the Servicer of the Related Documents shall have been paid or will be paid by or on behalf of the Servicer at or prior to the Issuance Date to the extent then due.

                  (xiii) Except as set forth in or contemplated in the Final Memorandum, there has been no material adverse change in the condition (financial or otherwise) of FSC or any of its subsidiaries since May 1, 2004.

                  (xiv) Except as set forth in or contemplated in the Final Memorandum, there has been no material adverse change in the condition (financial or otherwise) of the Servicer or any of its subsidiaries since May 1, 2004.

                  (c) SOAI represents and warrants to, and agrees with the Initial Purchasers, that:

                  (i) As of the Issuance Date (as defined herein), the representations and warranties of SOAI in each of the Related Documents to which it is a party will be true and correct except to the extent that such representations and warranties expressly relate to a date other than the Issuance Date (as defined herein).

                  (ii) SOAI is duly organized and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) and legal right to own its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum, and is duly qualified (or is exempt from such requirement) as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on SOAI and its Affiliates taken as a whole or on the transactions contemplated by this Agreement and the Related Documents.

                  (iii) Each of this Agreement and the Related Documents to which SOAI is a party have been duly authorized, executed and delivered by SOAI, and, when executed and delivered by the other parties thereto, each of this Agreement and the Related Documents to which SOAI is a party will constitute a valid, binding and enforceable agreement of SOAI; provided that with respect to all such documents such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and subject to the unenforceability, under certain circumstances, of provisions indemnifying a party against liability where such indemnification is contrary to public policy.

                  (iv) No consent, approval, authorization or order of, or filing with, any court, governmental agency or body is required to be obtained or made by SOAI in connection with the consummation of the transactions contemplated by this Agreement and the Related Documents, except such as have been obtained or made and remain, and will continue to remain, in full force and effect, such as may be required under state securities laws and the filing of any financing statements required to perfect the Trust's and the Seller's interest in the Receivables.

                  (v) SOAI is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties is bound which would have a material adverse effect on the transactions contemplated this Agreement or any of the Related Documents. The execution, delivery and performance of this Agreement and the other Related Documents, the compliance with the terms and provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, its certificate of incorporation or by-laws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any Lien under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over it or any of its properties, or any agreement or instrument to which it is a party or by which it is bound or to which any of the properties of it is subject, and it has full power and authority (corporate and otherwise) to enter into this Agreement and the Related Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

                  (vi) Other than as set forth or contemplated in the Final Memorandum, there are no legal or governmental proceedings or investigations pending or, to its knowledge, threatened to which any of SOAI or its Affiliates is or may be a party or to which any property of SOAI or its Affiliates is or may be the subject (x) which, if determined adversely to SOAI, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of SOAI and its Affiliates, taken as a whole, or that would reasonably be expected to materially adversely affect the interests of the holders of the Certificates, (y) asserting the invalidity of this Agreement, any of the Related Documents or the Offered Certificates or (z) seeking to prevent the issuance of the Offered Certificates or of any of the transactions contemplated by this Agreement or any of the Related Documents.

                  (vii) No Early Amortization Event, and no event that would become an Early Amortization Event after any applicable grace period has elapsed, exists with respect to any outstanding Series of Certificates issued by the Trust and no event has occurred that would constitute (after the issuance of the Certificates) an Early Amortization Event or would become an Early Amortization Event after any applicable grace period has elapsed.

                  (viii) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance by SOAI of this Agreement or the other Related Documents shall have been paid or will be paid by or on behalf of SOAI at or prior to the Issuance Date (as defined herein) to the extent then due.

                  (ix) Except as set forth in or contemplated in the Final Memorandum, there has been no material adverse change in the condition (financial or otherwise) of SOAI or any of its subsidiaries since May 1, 2004.

         3. Payment and Delivery of Offered Certificates; Fees. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Initial Purchasers and the Initial Purchasers agree to purchase $115,200,000 principal amount of Class A Certificates, $10,800,000 principal amount of the Class M Certificates and $18,900,000 principal amount of the Class B Certificates, each Initial Purchaser to purchase the amounts shown on Schedule A hereto. The Seller hereby agrees, that in consideration of the Initial Purchasers' efforts in the resale of the Offered Certificates, it shall pay the Initial Purchasers a fee equal to the sum of

0.425% of the aggregate original principal amount of the Class A Certificates, 0.520% of the aggregate original principal amount of the Class M Certificates and 0.60% of the aggregate original principal amount of the Class B Certificates (the "Initial Purchaser Fee"), payable in full on August 5, 2004 (or such later date as may be mutually agreed upon by the parties hereto) (the "Issuance Date"), to be paid by the Seller by wire transfer in immediately available funds to an account designated by the Initial Purchasers. The Class A Certificates are to be purchased at a price equal to 100% of the principal amount thereof, the Class M Certificates are to be purchased at a price equal to 100% of the principal amount thereof and the Class B Certificates are to be purchased at a price equal to 100% of the principal amount thereof.

         The closing and sale of the Certificates (the "Closing") shall be held at the offices of Mayer, Brown, Rowe & Maw LLP in Chicago, Illinois, at 10:00 a.m., Chicago time, on the Issuance Date. Payment of the purchase price for the Offered Certificates being sold and purchased hereunder shall be made on the Issuance Date by wire transfer of immediately available funds to an account to be designated by the Seller prior to the Issuance Date, against delivery to the Initial Purchasers of the Offered Certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The Initial Purchasers' interests as beneficial owners of the Offered Certificates will be represented by book entries on the records of DTC and participating members thereof.

         4. Certain Agreements of the Seller. The Seller agrees with the Initial Purchasers that:

                  (a) The Seller shall furnish such information, execute such instruments and take such actions, if any, as may be reasonably requested by the Initial Purchasers to effect the resale of the Offered Certificates under the securities "blue sky" laws of each jurisdiction in which the Offered Certificates are offered for sale or sold; provided that the Seller shall not be obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and provided, further, that the Seller shall not be required to file a general consent to service of process in any jurisdiction.

                  (b) In order to render the Offered Certificates eligible for resale pursuant to Rule 144A, the Seller shall make or cause to be made available to any beneficial owner of the Offered Certificates in connection with any sale thereof and any prospective purchaser of such Offered Certificates from such beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act.

                  (c) The Seller will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by the Securities Act to cease to be applicable to the offer and sale of the Offered Certificates hereunder.

                  (d) The Seller agrees that it will not and will cause its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) not to solicit any offer to buy or make any offer or sale of or otherwise negotiate in respect of, the Offered Certificates if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities

         Act, such offer or sale would render invalid (for the purposes of (i) the sale of the Offered Certificates from Seller to the Initial Purchasers, (ii) the resale of the Offered Certificates by the Initial Purchasers to subsequent purchasers or (iii) the resale of the Offered Certificates by such subsequent purchasers to others) the exemption from the registration requirements of the Securities Act provided by
         Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

                  (e) The Seller agrees that neither it nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) will directly or through any person acting on its behalf, assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 5: (i) engage in any form of general solicitation or general advertising in connection with the offering or sale of the Offered Certificates in the United States (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any "directed selling efforts" (as defined in Rule 902(c) under Regulation S) with respect to the Offered Certificates. The Seller agrees that it and its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) and any person acting on its behalf, assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 5, will comply with the "offering restrictions" (as defined in Rule 902(g) under Regulation S) with respect to any Offered Certificates sold outside the United States.

                  (f) Whether or not the transactions contemplated by this Agreement are terminated for any reason, the Seller agrees to pay promptly all costs and expenses incident to the performance by the Seller of its obligations hereunder, including, without limitation, (i) the preparation, reproduction and printing (to the extent such documents are printed) of the Preliminary Memorandum and the Final Memorandum and all amendments or supplements thereto (including the exhibits thereto), the Pooling Agreement, the Series Supplement, the Certificates, this Agreement and the other Related Documents, (ii) the preparation, authentication, issuance and delivery of the Offered Certificates, (iii) the expenses (including reasonable fees and disbursements of counsel to the Initial Purchasers), if any, of registering or qualifying the Offered Certificates under state securities or "blue sky" laws, (iv) the fees and expenses of the Seller's accountants and of reasonable fees and expenses of counsel for the Seller, (v) the reasonable fees and disbursements of counsel for the Initial Purchasers, (vi) the furnishing to the Initial Purchasers of such copies of the Preliminary Memorandum and the Final Memorandum and all amendments or supplements thereto (including the exhibits thereto) as may be requested for use in connection with the offering and sale of the Offered Certificates, (vii) fees of each Rating Agency in connection with their ratings of the Offered Certificates, (viii) fees of the Trustee under the Pooling Agreement (including the fees and expenses of its counsel which the Seller shall be obligated to pay pursuant to this clause (viii)), and (ix) the Seller's performance of and compliance with all agreements and conditions contained herein, in the Pooling Agreement, the Series Supplement, the Certificates and the other Related Documents on its part to be performed or complied with.

                  (g) To the extent, if any, that the ratings provided with respect to the Offered Certificates by either Rating Agency is conditional upon the furnishing of documents or the taking of any other reasonable actions by the Seller, the Seller shall, subject to availability and the reasonableness of such document request, furnish such documents and take any such other reasonable actions.

                  (h) During the period any Offered Certificates shall remain outstanding, the Seller will furnish or will cause to be furnished to the Initial Purchasers, copies of all reports or other communication (financial or other) furnished to the holders of the Offered Certificates.

         5. Representations, Warranties and Covenants of the Initial Purchasers. Each Initial Purchaser represents and warrants to, and agrees with the Seller, the Servicer and FSC as of the date hereof, and as of the Issuance Date, that:

                  (a) It understands that the Offered Certificates have not been and will not be registered under the Securities Act in reliance upon an exemption therefrom, or registered or qualified under the securities or "blue sky" laws of any state in the United States. It has advised Seller that it proposes to offer the Offered Certificates for resale upon the terms and conditions set forth herein and in the Final Memorandum, and it will furnish to each person purchasing the Offered Certificates from it, the Final Memorandum and any amendment or supplement thereto. In addition to the foregoing, it will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of the Offered Certificates except in accordance with this Agreement and the Supplemented Pooling Agreement.

                  (b) It shall not utilize any form of general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act in connection with the resale of the Offered Certificates, including any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or conduct any seminar or meeting with respect to the Offered Certificates whose attendees have been invited by general solicitation or general advertising or other action involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (c) It is an "accredited investor" (as defined in Regulation D under the Securities Act) and a QIB within the meaning of Rule 144A, purchasing the Offered Certificates. It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Offered Certificates.

                  (d) It will offer or sell the Offered Certificates only to (i) persons whom it reasonably believes to be QIBs, purchasing the Offered Certificates for their own account or for the account of other investors who are QIBs in transactions meeting the requirements of Rule 144A and (ii) non-U.S. persons (as defined in Regulation S) in offshore transactions (as defined in Regulation S) made in compliance with Regulation S. It agrees that it will not offer, sell or deliver any of the Offered Certificates in any jurisdiction outside the United States (as defined in Regulation S) except under circumstances which will result in compliance with the applicable laws thereof, and that it will take whatever action is required to permit its offer and resale of the Offered Certificates in such jurisdictions.

                  (e) It will take reasonable steps to inform, and cause each of its affiliates to take reasonable steps to inform, persons acquiring Offered Certificates from it or its affiliates, as the case may be, in the United States that the Offered Certificates (i) have not been and will not be registered under the Securities Act, (ii) are being sold to them without registration under the Securities Act in reliance on Rule 144A or Rule 903 or 904 of Regulation S, and (iii) may not be offered, sold or otherwise transferred except (A) in offshore transactions to non-U.S. Persons in accordance with Rule 903 or 904 of Regulation S in a principal amount of not less than $1,000,000, or (B) to a person whom the seller reasonably believes is a QIB that is purchasing such Offered Certificates for its own account or for the account of a QIB to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, in a principal amount of not less than $1,000,000, for the purchaser and each such account, in a transaction meeting the requirements of Rule 144A.

                  (f) The transfer restrictions and the other provisions set forth in the Final Memorandum under the headings "Notice to Investors" and "Plan of Distribution," including the legend required thereby, shall apply to the Offered Certificates.

                  (g) None of it, its affiliates or any person acting on its behalf has engaged or will engage in any directed selling efforts (as defined in Regulation S under the Securities Act) with respect to the Offered Certificates, and it, its affiliates and any person acting on its behalf have complied and will comply with the offering restriction requirements of Regulation S. It agrees that, at or before confirmation of a sale of Offered Certificates (other than a sale of Offered Certificates pursuant to Rule 144A) it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration who purchases the Offered Certificates from or through it during the distribution compliance period as defined in Rule 902 of Regulation S, a confirmation or notice to substantially the following effect:

                    "The Offered Certificates covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S), except in accordance with Rule 144A under the Securities Act."

                  (h) It (x) has complied and shall comply with all applicable provisions of the Financial Services and Markets Act 2000 ("FSMA") and the Public Offers of Securities Regulations 1995, as amended (the "Regulations") with respect to anything done by it in relation to the Offered Certificates in, from or otherwise involving the United Kingdom; (y) has only communicated or caused to be communicated and it will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of FSMA) received by it in connection with the issue or sale of any Offered Certificates in circumstances in which section 21(1) of the FSMA does not apply to the Seller or the Servicer; and (z) has not offered or sold and, prior to the date which is six months after the date of issue of the Offered Certificates will not offer or sell any Offered Certificates to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing, or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for purposes of the Regulations.

                  (i) It represents and warrants that (i) it is duly authorized and empowered to execute, deliver and perform this Agreement; (ii) the person signing this Agreement on its behalf has been duly authorized to do so; (iii) the execution, delivery and performance of this Agreement does not and will not conflict with, violate or constitute a default under any applicable law or regulation, its articles of organization or other organizational document or by-laws and (iv) this Agreement constitutes a legal, valid and binding obligation of the Initial Purchasers; provided that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and subject to the unenforceability, under certain circumstances, of provisions indemnifying a party against liability where such indemnification is contrary to public policy.

         Such Initial Purchaser acknowledges that the Seller and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements.

         6. Conditions of the Obligations of the Initial Purchasers. The Initial Purchasers' obligations hereunder will be subject to the accuracy of the representations and warranties herein made on the part of the Seller, FSC and the Servicer, to the accuracy of the statements of the officers of each of the Seller, FSC and the Servicer made pursuant to the provisions hereof, to the performance by the Seller, FSC and the Servicer of their respective obligations hereunder and to the following additional conditions precedent:

                  (a) The Initial Purchasers shall have received fully executed copies of this Agreement, the Supplemented Pooling Agreement and the other Related Documents duly executed and delivered by the parties thereto.

                  (b) Subsequent to the execution and delivery of this Agreement and prior to the Issuance Date, there shall not have occurred and be continuing (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Seller, FSC, the Servicer or Spirit of America which, in the reasonable judgment of the Initial Purchasers after consultation with the Seller and the Servicer, materially impairs the investment quality of the Offered Certificates; (ii) any reduction in or withdrawal of the rating of the Certificates issued by the Trust or any other debt securities of the Seller, the Servicer or any Affiliate thereof by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of the Certificates issued by the

         Trust or any other debt securities of the Seller, the Servicer or any Affiliate thereof (other than an announcement with positive implications of a possible upgrading, and no implication of a possible reduction in or withdrawal of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Seller or the Servicer or any Affiliate of the Seller or the Servicer on any exchange or in any over-the-counter market; (iv) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities; (v) any material disruption in commercial banking securities settlement or clearance services; if, in the reasonable judgment of the Initial Purchasers, the effect of any such disruption makes it impractical or inadvisable to proceed with completion of the resale of the Offered Certificates; or
         (vi) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Initial Purchasers, the effect of any such outbreak, escalation, declaration, calamity, emergency or change makes it impractical or inadvisable to proceed with completion of the resale of the Offered Certificates.

                  (c) The Initial Purchasers shall have received an opinion of Colin D. Stern, Esq., Executive Vice President and General Counsel to Charming, dated the Issuance Date and addressed to the Initial Purchasers, satisfactory in form and substance to the Representative and its counsel as to the matters set forth in Exhibit A.

                  (d) The Initial Purchasers shall have received an opinion of local tax counsel for the Seller and the Servicer, each dated the Issuance Date, regarding certain Ohio and Georgia tax matters in form and substance reasonable satisfactory to the Representative and its counsel.

                  (e) The Initial Purchasers shall have received an opinion of Mayer, Brown, Rowe & Maw LLP, dated the Issuance Date and addressed to the Initial Purchasers, satisfactory in form and substance to the Representative and its counsel as to the matters set forth in Exhibit
         B. Such counsel shall also deliver a letter, dated the Issuance Date and addressed to the Initial Purchasers, stating that such counsel has participated in conferences with representatives of the Seller and the Servicer, the Initial Purchasers and counsel to the Initial Purchasers concerning the Final Memorandum, and that, on the basis of the information such counsel gained in the course of performing its professional engagement, nothing came to its attention that caused it to believe that the Final Memorandum, as of its date, or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that it need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except for the statements under the headings "Structural Summary--ERISA Considerations for Investors." "Legal Aspects of the Receivables" and "Certain ERISA Considerations", in each case to the extent they constitute matters of law or legal conclusions with respect thereto), and it need not express any belief with respect to the financial statements or other financial, statistical or accounting data contained in the Final Memorandum.

                  (f) The Initial Purchasers shall have received an opinion of Mayer, Brown, Rowe & Maw LLP, dated the Issuance Date and addressed to the Initial Purchasers, to the effect that the transfer of Receivables from the Seller to the Trust creates a first priority perfected security interest in such Receivables in favor of the Trustee, in form and substance satisfactory to the Representative and its counsel.

                  (g) The Initial Purchasers shall have received an opinion of Squire, Sanders & Dempsey LLP, dated the Issuance Date and addressed to the Initial Purchasers, to the effect that the transfer of Receivables from Spirit of America to the Seller creates a first priority perfected security interest in such Receivables in favor of the Seller, in form and substance satisfactory to the Representative and its counsel.

                  (h) The Initial Purchasers shall have received an opinion of Mayer, Brown, Rowe & Maw LLP, dated the Issuance Date and addressed to the Initial Purchasers, with respect to (a) the nonconsolidation of FSC with the Seller and (b) certain matters relating to the transfer of the Receivables from Spirit of America to the Seller, in each case in form and substance satisfactory to the Representative and its counsel.

                  (i) The Initial Purchasers shall have received copies of UCC-1 financing statements filed in the offices of the Secretaries of State of the State of Ohio and the District of Columbia, in the case of Spirit of America, and the State of Delaware, in the case of the Seller, reflecting the interests of the Seller and the Trust in the Receivables.

                  (j) The Representative shall have received an opinion of Orrick, Herrington & Sutcliffe LLP, special counsel for the Initial Purchasers, subject to customary qualifications, assumptions, limitations and exceptions, dated the Issuance Date, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Exhibit C.

                  (k) The Initial Purchasers shall have received an opinion from Pepper, Hamilton & Sheetz, counsel for the Trustee, dated the Issuance Date and addressed to the Initial Purchasers, with respect to general corporate matters, enforceability of the Related Documents to which the Trustee is a party, due authentication and delivery of the Offered Certificates and such other matters as the Representative shall request, in form and substance satisfactory to the Representative and its counsel.

                  (l) The Initial Purchasers shall have received a certificate or certificates, dated the Issuance Date, of a vice president or more senior officer of each of the Seller, FSC and the Servicer in which such officer, to the best of his or her knowledge after reasonable investigation, shall state that (A) the representations and warranties of the Seller, FSC and the Servicer, as applicable, contained in this Agreement are true and correct in all material respects on and as of the Issuance Date, (B) the Seller, FSC and the Servicer, as applicable, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Issuance Date, (C) the representations and warranties of the Seller, FSC or the Servicer, as applicable, in the Related Documents to which it is a party are true on the Issuance Date, except to the extent such representations and warranties relate to an earlier date, and (D) subsequent to the date as of which information is given in the Final Memorandum, and except as set forth or contemplated in the Final Memorandum or such certificate, there has been no material adverse change in the condition (financial or otherwise) of the Seller, FSC or the Servicer, as applicable, or any of their respective Affiliates.

                  (m) The Initial Purchasers shall have received a letter of Ernst & Young addressed to the Seller and the Initial Purchasers regarding the Receivables, substantially in the form heretofore agreed to and otherwise in form and in substance satisfactory to the Representative and its counsel.

                  (n) The Initial Purchasers shall have received letters from each of the Rating Agencies stating that (i) the Class A Certificates have received a rating of "AAA" and "Aaa" by Standard & Poor's and Moody's, respectively, (ii) the Class M Certificates have received a rating of "AA" and "Aa2" by Standard & Poor's and Moody's respectively,
         (iii) the Class B Certificates have received a rating of "A" and "A2" by Standard and Poor's and Moody's, respectively, (iv) the Class C Certificates have received a rating of "Baa2" by Moody's and (v) confirming that the rating of any certificates of any other Series issued by the Trust will not be withdrawn or reduced as a result of the issuance of the Certificates.

                  (o) The Initial Purchasers shall have received from the Servicer a Servicer Report dated as of the Issuance Date, calculated after giving effect to all transactions contemplated on the Issuance Date.

                  (p) The Seller and the Servicer will furnish the Initial Purchasers with such number of conformed copies of such opinions, certificates, letters and documents as it may reasonably request.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Seller at any time at or prior to the Issuance Date, and such termination shall be without liability of any party to any other party except as provided in Section 8.

         7. Indemnification and Contribution.

                  (a) CSRC, SOAI and FSC, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, the reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of any material fact contained in the Final Memorandum or the Preliminary Memorandum or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Initial Purchaser Information (as defined in subsection (b) below); provided, further, that none of CSRC, SOAI or FSC will be liable under the indemnity agreement in this subsection (a) with respect to the Preliminary Memorandum to the extent that any loss, claim, damage or liability of the Initial Purchasers (or any Person controlling the Initial Purchasers within the meaning of the Securities Act) results from the fact that the Initial Purchasers sold Offered Certificates to a person as to whom it is established that there was not sent or given, at or prior to consummation of such sale, a copy of the Final Memorandum (including any amendment or supplement but excluding documents incorporated by reference) if the Seller or the Servicer previously furnished copies of the Final Memorandum (including any amendment or supplement but excluding documents incorporated by reference) to the Initial Purchasers and the loss, claim, damage or liability of the Initial Purchasers (or any Person controlling the Initial Purchasers within the meaning of the Securities Act) results from an untrue statement or omission of a material fact contained in the Preliminary Memorandum that is corrected in the Final Memorandum or any amendment or supplement to the Final Memorandum.

                  (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless each of CSRC, SOAI and FSC and each person, if any, who controls the CSRC, SOAI or FSC within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, the reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of any material fact contained in the Final Memorandum or the Preliminary Memorandum or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance on or in conformity with the Initial Purchaser Information. The "Initial Purchaser Information" includes the names of the Initial Purchasers as they appear on the front page of the Preliminary Memorandum and the Final Memorandum and the information in the Preliminary Memorandum and the Final Memorandum in the third paragraph under the heading "Plan of Distribution".

                  (c) Promptly after receipt by an indemnified party under this
         Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above except and to the extent of any prejudice to such indemnifying party arising from such failure to provide such notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice to the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the named parties in any such proceeding include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action and assumption of the defense thereof, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party; it is understood that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of any indemnified party. No indemnifying party shall be liable under this section for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld.

                  (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then in order to provide for just and equitable contribution, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, expenses or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the CSRC, SOAI and FSC on the one hand and the Initial Purchasers on the other from the offering of the Offered Certificates, or (ii) if the allocation provided by clause
         (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of CSR, SOAI and FSC on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by CSRC, SOAI and FSC on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of the Offered Certificates (before deducting expenses) received by CSRC bear to the Initial Purchaser Fee. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by CSRC, SOAI or FSC, on the one hand, or information supplied by the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission with respect to the Offered Certificates and any other equitable consideration appropriate under the circumstances. The amount paid by an indemnified party as a result of the losses, claims, damages, expenses or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection
         (d). Notwithstanding the provisions of this subsection (d), the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the Initial Purchaser Fee exceeds the amount of damages which the Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission with respect to the Offered Certificates. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of CSRC, SOAI and FSC under this section shall be in addition to any liability which CSRC, SOAI and FSC may otherwise have and shall extend, upon the same terms and conditions, to the directors and officers of the Initial Purchasers and each Person, if any, who controls any Initial Purchaser within the meaning of the Securities Act; and the obligations of the Initial Purchasers under this section shall be in addition to any liability which the Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions and to each Person, if any, who controls CSRC, SOAI or FSC within the meaning of the Securities Act.

         8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of CSRC, SOAI or FSC or their respective officers and of the Initial Purchasers or their respective officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the Seller, FSC or the Servicer or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Certificates. If this Agreement is terminated, in whole or in part, or for any reason other than solely because of the occurrence of an event specified in clauses (iii), (iv) or (v) of Section 6(b), and the purchase of the Offered Certificates is not consummated, the Seller shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4(f) and the obligations of the Seller, FSC and the Servicer pursuant to Section 7 shall remain in effect.

         9. Notices. All communications hereunder will be in writing and effective only upon receipt, and, if sent to the Initial Purchasers, will be mailed, delivered or telecopied and confirmed to the Representative, at the following address:

                  Barclays Capital Inc.
                  200 Park Avenue
                  New York, New York  10166
                  Attention:  Giuseppe Pagano
                  Facsimile: (212)  412-6846
if sent to the CSRC, FSC or SOAI, will be mailed, delivered or telecopied and confirmed to the CSRC, FSC or SOAI, at the following address:

                  .
                  450 Winks Lane
                  Bensalem, PA 19020
                  Attn: Kirk Simme
                  Facsimile: (215) 604-5655

                  with a copy to:

                  General Counsel
                  Charming Shoppes, Inc.
                  450 Winks Lane
                  Bensalem, PA 19020
                  Facsimile: (215) 638-6919

         10. Other Services. Nothing in this Agreement is intended to obligate or commit the Initial Purchasers or any of its affiliates to provide any services other than as set forth herein.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

         12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

         13. Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon Seller, the Servicer, FSC, the Initial Purchasers, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Offered Certificates from the Initial Purchasers shall be deemed to be a successor by reason merely of such purchase.

         14. Representative. The Representative will act for the several Initial Purchasers in connection with this Agreement and the transactions contemplated hereby and any action undertaken under this Agreement taken by the Representative will be binding upon the Initial Purchasers.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Seller, FSC, SOAI and the Initial Purchasers in accordance with its terms.

                             Very truly yours,

                             CHARMING SHOPPES RECEIVABLES CORP.


                             By:
                                --------------------------------
                             Name:
                             Title:


                             SPIRIT OF AMERICA, INC.


                             By:
                                ---------------------------------
                             Name:
                             Title:


                             FASHION SERVICE CORP.


                             By:
                                ---------------------------------
                             Name:
                             Title:

The foregoing Certificate
  Purchase Agreement is hereby
  confirmed and accepted as
  of the date first above written:

BARCLAYS CAPITAL INC.,
as Representative of the Initial
Purchasers

By
  ----------------------------------
Name:
Title:

                                   EXHIBIT A


                                 August 5, 2004



To the Persons listed
  on Schedule A

         Re:      Charming Shoppes Master Trust - Series 2004-1

Ladies and Gentlemen:

         This opinion is being rendered in connection with the transactions contemplated by the following agreements:

                  (i) the Purchase and Sale Agreement, dated as of November 25, 1997 (as amended as of July 22, 1999, November 9, 2000 and May 8, 2001, the "Purchase Agreement"), between Spirit of America National Bank ("Spirit") and Charming Shoppes Receivables Corp. ("CSRC");

                  (ii) the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 (as amended as of July 22, 1999 and May 8, 2001, the "Pooling and Servicing Agreement"), between CSRC, as Seller, Spirit of America, Inc. ("SOAI"), as Servicer, and Wachovia Bank, National Association (formerly known as First Union National Bank), as the Trustee (the "Trustee") for the Charming Shoppes Master Trust (the "Trust");

                  (iii) the Series 2004-1 Supplement to the Pooling and Servicing Agreement, dated as of August 5, 2004 (the "Supplement");

                  (iv) the Certificate Purchase Agreement, dated as of July 21, 2004 (the "Certificate Purchase Agreement"), among Fashion Service Corp. ("FSC"), CSRC, SOAI, and Barclays Capital Inc. ("Barclays"), as representative of the several initial purchaser;

                  (v) the Certificate Purchase Agreement, dated as of July [ ], 2004 (the "Class C Purchase Agreement") among the Trustee, the Seller, SOAI and the purchasers of the Class C Certificates (as defined in the Supplement) named therein; and

                  (vi) the Certificate Purchase Agreement, dated as of July [ ], 2004 (the "Class D Purchase Agreement") among the Trustee, the Seller, SOAI and the purchasers of the Class D Certificates (as defined in the Supplement) named therein.

         Spirit, SOAI, FSC, CSRC and Charming Shoppes are referred to herein as the "Companies." The Class A Certificates (as defined in the Supplement), Class M Certificates (as defined in the Supplement), Class B Certificates (as defined in the Supplement), Class C Certificates and Class D Certificates are referred to herein as the "Series 2004-1 Certificates."



                                    Exh. A-1

         Capitalized terms not defined herein shall have the same meanings as ascribed to them in the Certificate Purchase Agreement or Pooling and Servicing Agreement, as applicable.

         I or members of my staff have examined each of (i) the Purchase Agreement, (ii) the Pooling and Servicing Agreement, (iii) the Supplement, (iv) the Certificate Purchase Agreement, (v) the Class C Purchase Agreement and (vi) the Class D Purchase Agreement. The documents listed in clauses (i) through (vi) are referred to herein as the "Subject Agreements." I or members of my staff have also examined such corporate documents and records of the Companies and such other instruments and certificates of public officials, officers and representatives of the Companies and other Persons as I have deemed necessary or appropriate for the purposes of this opinion.

         In rendering the opinions expressed below, I have assumed, with your permission, without independent investigation or inquiry, (a) the authenticity of all documents submitted as originals, (b) the genuineness of all signatures on all documents that I have examined (other than those of the Companies and officers of the Companies) and (c) the conformity to authentic originals of documents submitted as certified, conformed or photostatic copies.

         I am employed by Charming Shoppes, Inc. as its general counsel and as general counsel for its subsidiaries, including the Companies, and have acted in that capacity in connection with the execution and delivery of the Subject Agreements and all other documents executed and delivered by the Companies in connection with the foregoing.

         I am qualified to practice law in the Commonwealth of Pennsylvania and I do not purport to express an opinion on any laws other than the laws of the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware, and the Federal laws of the United States of America.

         Based upon the foregoing and upon such investigation as I have deemed appropriate, I am of the following opinion:

         1. Spirit (a) is a national banking association validly existing and in good standing under the laws of the United States of America, (b) is duly qualified to transact business and is registered as a foreign corporation in each jurisdiction where the conduct of its business as presently conducted requires such qualification or registration, except to the extent that the failure to be so qualified or registered would not, in the aggregate, have a material adverse effect on the Certificateholders, (c) has full power, authority and legal right to own its properties and conduct its credit card business as such properties are presently owned and such business is presently conducted and
(d) had at all relevant times and has full power, authority and legal right to execute and deliver each of the Subject Agreements to which it is a party and to perform its obligations under each of the Subject Agreements to which it is a party.

         2. CSRC (a) is a corporation validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to transact business and is registered as a foreign corporation in each jurisdiction where the conduct of its business as presently conducted requires such qualification or registration, except to the extent that the failure to be so qualified


                                    Exh. A-2
or registered would not, in the aggregate, have a material adverse effect on the Certificateholders, (c) has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and (d) had at all relevant times and has full power, authority and legal right to execute and deliver each of the Subject Agreements to which it is a party and to perform its obligations under each of the Subject Agreements to which it is a party, including the execution and delivery of the Series 2004-1 Certificates.

         3. SOAI (a) is a corporation validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to transact business and is registered as a foreign corporation in each jurisdiction where the conduct of its business as presently conducted requires such qualification or registration, except to the extent that the failure to be so qualified or registered would not, in the aggregate, have a material adverse effect on the Certificateholders, (c) has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and (d) had at all relevant times and has full corporate power, authority and legal right to execute and deliver each of the Subject Agreements to which it is a party and to perform its obligations under each of the Subject Agreements to which it is a party.

         4. FSC (a) is a corporation validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to transact business and is registered as a foreign corporation in each jurisdiction where the conduct of its business as presently conducted requires such qualification or registration, except to the extent that the failure to be so qualified or registered would not, in the aggregate, have a material adverse effect on the Certificateholders, (c) has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and (d) had at all relevant times and has full corporate power, authority and legal right to execute and deliver each of the Subject Agreements to which it is a party and to perform its obligations under each of the Subject Agreements to which it is a party.

         5. Charming Shoppes (a) is a corporation validly existing and in good standing under the laws of the State of Pennsylvania, (b) is duly qualified to transact business and is registered as a foreign corporation in each jurisdiction where the conduct of its business as presently conducted requires such qualification or registration, except to the extent that the failure to be so qualified or registered would not, in the aggregate, have a material adverse effect on the Certificateholders, (c) has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and (d) had at all relevant times and has full corporate power, authority and legal right to execute and deliver each of the Subject Agreements to which it is a party and to perform its obligations under each of the Subject Agreements to which it is a party.

         6. The execution, delivery and performance by each of the Companies of the Subject Agreements to which it is a party and the transactions contemplated therein are within its corporate powers and have been duly authorized by all necessary corporate action.



                                    Exh. A-3

         7. Neither the execution, delivery or performance by any of the Companies of the Subject Agreements to which it is a party will conflict with, result in a breach of or violation of, any material term of, or constitute a default under, its articles of association or incorporation, as applicable, or its bylaws, or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over it or the material terms of any material indenture or other material agreement or instrument known to me to which it is a party or by which it or its properties are bound.

         8. There are no actions, proceedings or investigations pending or, to the best of my knowledge, threatened before any court, administrative agency or other tribunal against any of the Companies (A) asserting the invalidity of any of the Subject Agreements or the Series 2004-1 Certificates, (B) seeking to prevent the issuance of the Series 2004-1 Certificates or the consummation of any of the transactions contemplated by the Subject Agreements or the Series 2004-1 Certificates, which might materially and adversely affect the performance by any of the Companies of its obligations under, or the validity or enforceability of any of the Subject Agreements to which it is a party, or in the case of CSRC, the Series 2004-1 Certificates, or (C) seeking adversely to affect the federal income tax attributes of the Series 2004-1 Certificates.

         9. Each of the Subject Agreements has been duly authorized, executed and delivered by each of the Companies that is a party thereto.

         The opinions rendered herein may be relied upon by the addressees hereto. This opinion may not be relied upon for any other purpose or by any other party for any purpose without my prior written consent.

                            Very truly yours,


                            Executive Vice President
                            and General Counsel - Charming
                            Shoppes, Inc.





                                    Exh. A-4

                                   Schedule A

Moody's Investors Service
99 Church Street
New York, New York  10007

Standard & Poor's Corporation
55 Water Street
New York, New York 10041-0003

Wachovia Bank, National Association, as Trustee
123 South Broad Street
11th Floor, PA 1249
Philadelphia, Pennsylvania  19109


Barclays Capital Inc.
200 Park Avenue
New York, New York 10166

Bear, Stearns & Co. Inc.
[address]
New York, New York [   ]




                                    Exh. A-5

                                    EXHIBIT B



August 5, 2004

Barclays Capital Inc.
Barclays Capital Inc.
200 Park Avenue
New York, New York  10166

Bear, Stearns & Co. Inc.

------------------------
New York, New York  _____

Re:      Charming Shoppes Master Trust -- Series 2004-1

Ladies and Gentlemen:

         This opinion is being furnished to you pursuant to Section 6(e) of the Certificate Purchase Agreement, dated as of July 21, 2004 (the "Certificate Purchase Agreement") among Charming Shoppes Receivables Corp. ("CSRC"), Spirit of America, Inc. ("SOAI"), Fashion Service Corp. ("FSC") and Barclays Capital Inc. and Bear Stearns & Company, Inc., as initial purchasers (in such capacity, the "Initial Purchasers").


         Unless otherwise defined, all capitalized terms used herein have the meanings ascribed thereto in the Certificate Purchase Agreement. The Series 2004-1 Class A Certificates, Class B Certificates, Class M Certificates, Class C Certificates and Class D Certificates are collectively called the "Series 2004-1 Certificates." Spirit of America National Bank ("Spirit"), SOAI, FSC and CSRC are referred to herein as the "Companies."

         We have acted as special counsel to the Companies in connection with the preparation, execution and delivery of each of (i) the Certificate Purchase Agreement, (ii) the Supplement, (iii) the Class C Purchase Agreement, dated as of July [__], 2004 (the "Class C Purchase Agreement") among the Class C Holders named therein, CSRC, as Seller, SOAI as Servicer and Wachovia Bank, National Association (the "Trustee") and (iv) the Class D Purchase Agreement, dated as of July [__], 2004 (the "Class D Purchase Agreement") among the Class D Holders named therein, CSRC, as Seller, SOAI, as Servicer, and the Trustee.

         In such connection we have examined (i) the Certificate Purchase Agreement, (ii) the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 (as amended on July 22, 1999 and May 8, 2001, the "Pooling and Servicing Agreement") among CSRC, SOAI and the Trustee, (iii) the Supplement, (iv) the Purchase Agreement, dated as of November 25, 1997 (as amended on July 22, 1999, November 9, 2000 and May 8, 2001, the "Purchase Agreement"), between Spirit and CSRC, (v) the Class C Purchase Agreement and
(vi)


                                    Exh. B-1

August 5, 2004
Page 2

the Class D Purchase Agreement (collectively, the "Subject Agreements"). We understand that the Initial Purchaser intends to offer and sell the 2004-1 Certificates pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act").

         We have also examined the final offering memorandum, dated July [__], 2004 (together with any exhibits attached thereto, the "Offering Memorandum").

         Our opinions set forth below are subject to the following assumptions, exceptions, qualifications and limitations:

         (a) We have assumed for purposes of our opinions that:

                  (i) all parties to the Subject Agreements are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization;

                  (ii) each such party is duly qualified to engage in the activities contemplated by the Subject Agreements and has the requisite organizational power and authority to execute, deliver and perform its respective obligations under the Subject Agreements to which it is a party;

                  (iii) each Subject Agreement has been duly authorized, executed and delivered by each party thereto;

                  (iv) each Subject Agreement constitutes the valid and binding obligation of each party thereto (other than, with respect to the Subject Agreements, the Companies), enforceable against each such other party in accordance with its terms (subject to the limitations on enforceability described in paragraph (c) below);

                  (v) the execution, delivery and performance of the Subject Agreements by the Companies party thereto will not contravene (A) such Company's by-laws or charter, (B) any statute, rule, regulation or contractual restriction binding on or affecting such Company or its properties, or (C) require any consents, approvals, authorizations, registrations or filings under any statute, rule or regulation (other than items with respect to the Companies of the type described in paragraphs 1 and 6 below);

                  (vi) there are no actions, suits or proceedings pending or threatened against any Company or any of its subsidiaries before any court, governmental agency or arbitrator which are likely to materially adversely affect the ability of such Company to perform its obligations under, or which purport to affect the legality, validity or enforceability of the Subject Agreements to which it is a party;



                                    Exh. B-2

August 5, 2004
Page 3

                  (vii) the representations and warranties of all parties in the Subject Agreements are true and correct as of the date hereof;

                  (viii) each such party has complied and will comply with its covenants and other obligations under the Subject Agreements;

                  (ix) there has not been any fraud, duress, undue influence or material mistake of fact in connection with the transactions contemplated by the Subject Agreements;

                  (x) due consideration for performance of the Subjects Agreements has been received;

                  (xi) there are no agreements between or among any parties that would alter the agreements set forth in the initial Subject Agreements;

                  (xii) all statutes, judicial and administrative decisions, and rules and regulations of governmental agencies, constituting the law of the State of New York are generally available (i.e., in terms of access and distribution following publication or other release) to lawyers practicing in that jurisdiction;

                  (xiii) the constitutionality or validity of a relevant statute, rule, regulation or agency action is not at issue unless a reported decision in the State of New York has specifically addressed but not resolved, or has established, its unconstitutionality or validity; and

                  (xiv) the Initial Purchasers have not offered or sold any Class A Certificates, Class M Certificates or Class B Certificates except (A) within the United States to, or for the benefit of, U.S. Persons (as defined in Regulation S) who are qualified institutional buyers ("QIBs") (as defined in Rule 144A of the Securities Act) purchasing for their own account or for the accounts of one or more QIBs for which the purchaser is acting as fiduciary or agent in accordance with 144A in reliance on the exemption from registration in
         Section 4(2) of the Securities Act and (B) to Non-U.S. Persons (as defined in Regulation S under the Securities Act) who acquire the Class A Certificates, Class M Certificates and Class B Certificates in an offshore transaction in accordance with Regulation S under the Securities Act.

         (b) We are opining herein as to the effect on the subject transactions only of the internal laws of the State of New York (other than state securities laws) and the Federal laws of the United States of America. We express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or as to any matters of municipal law or the laws of any local agencies within any state.



                                    Exh. B-3

August 5, 2004
Page 4

         (c) Our opinion in paragraph 2 below may be subject to or limited by
(i) the effect of bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, or other similar laws (including any such laws relating to the insolvency of banks) now or hereafter in effect relating to or affecting the rights or remedies of creditors, and (ii) the effect of general principles of equity (including without limitation concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. Without limiting the foregoing, we point out that such laws may limit the extent to which property acquired by a debtor after the commencement of an insolvency or similar proceeding may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

         (d) We express no opinion with respect to the enforceability of the waiver of rights or defenses set forth in the Subject Agreements to the extent such rights or defenses may not be waived under, or are limited by, applicable law.

         (e) The opinions set forth in paragraphs 6, 8 and 10 below are based upon the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations promulgated and proposed thereunder, current positions of the Internal Revenue Service (the "IRS") contained in published Revenue Rulings and Revenue Procedures, current administrative positions of the IRS and existing judicial decisions. The statutory provisions, regulations and interpretations on which our opinions in paragraphs 6, 8 and 10 are based are subject to change, which changes could apply retroactively. In addition, there can be no assurance that positions contrary to those stated in such opinions may not be taken by the IRS.

         (f) Except as specifically provided in paragraphs 6, 8 and 10 below, we are not providing any opinion concerning the Federal income tax consequences of any other aspect of the execution, delivery and performance of the Subject Agreements, nor is any opinion provided as to the tax consequences of the transactions contemplated by the Subject Agreements under any other tax laws. Without limiting the foregoing, we have assumed that, prior to giving effect to the issuance of the Series 2004-1 Certificates, the Investor Certificates of any outstanding Certificate Series would have constituted indebtedness or an interest in a partnership (other than a publicly traded partnership) for Federal income tax purposes and that the Trust was not an association (or publicly traded partnership) taxable as a corporation for Federal income tax purposes and we render no opinion herein with respect to such matters.

         (g) We express no opinion as to the enforceability under certain circumstances of provisions indemnifying a party against liability or requiring contribution from a party for liability where such indemnification or contribution is contrary to public policy.



                                    Exh. B-4

August 5, 2004
Page 5

         (h) We point out that certain rights, remedies and waivers contained in the Subject Agreements may also be rendered ineffective or limited by applicable laws or judicial decisions governing such provisions but, subject to clauses (c) and (g) above, such laws and judicial decisions do not, in our opinion, affect the validity of the Subject Agreements, and the Subject Agreements contain adequate provisions for the practical realization of the rights and benefits intended to be afforded thereby, although we note that the enforceability of such provisions may result in delays in the enforcement of rights and remedies by certain parties under the Subject Agreements (and we express no opinion as to the economic consequences, if any, of such delays).

         (i) Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring only to the actual knowledge of the Mayer, Brown, Rowe & Maw attorneys who have represented the Companies in connection with the transactions contemplated by the Subject Agreements. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn.

         (j) For the purposes of our opinion in paragraph 9 we assume that (i) the purchasers have sufficient knowledge and experience, are sufficiently sophisticated in financial matters and are capable of evaluating the risks involved in transactions of this nature; (ii) the purchasers are able and prepared to bear the economic risk of investing in and holding the Series 2004-1 Certificates; (iii) prior to purchasing the Series 2001-1 Certificates, the purchasers had access to such financial information and other information regarding the transaction and the parties thereto as they deemed necessary; and
(iv) the purchasers were afforded the opportunity to ask questions of representatives of the Companies, and received answers as they deemed necessary.

         (k) We express no opinion as to the priority or perfection of any transfer of or security interest in any asset or property transferred pursuant to the Subject Agreements and refer you to our opinion dated as of the date hereof which addresses these matters.

         (l) We express no opinion as to principles of equitable subordination.

         (m) We express no opinion as to provisions regarding forum selection, venue, service of process, or provisions requiring submission or consent to the jurisdiction (both as to personal jurisdiction and subject matter jurisdiction) of any court or waiver of jury trial.

         (n) We express no opinion with respect to the validity, creation, priority, perfection or enforceability of any security interest, or the existence of, or title to, any collateral, or whether any transfer pursuant to a Subject Agreement is a "true sale".



                                    Exh. B-5

August 5, 2004
Page 6

         (o) We express no opinion as to compliance by any party to the Subject Agreements (other than the Companies to the extent expressly set forth herein) with any state or federal laws or regulations applicable to the transactions contemplated by the Subject Agreements because of the nature of such party's business.

         (p) We express no opinion as to whether a court sitting in any jurisdiction other than New York will honor the choice of New York law to govern the Subject Agreements.

         (q) Our opinion that the New York choice of law provision in the Subject Agreements is enforceable is subject to the qualifications that such enforceability (i) may be limited by public policy considerations of any jurisdiction, other than the courts of the State of New York, in which enforcement of such provisions, or of a judgment upon an agreement containing such provisions, is sought, and (ii) does not apply to the extent provided to the contrary in subsection two of Section 1-105 of the UCC as in effect on the date hereof in the State of New York.

         (r) We express no opinion with respect to the severability provision of any Subject Agreement.

         (s) We express no opinion with respect to provisions appointing one Person as an attorney in fact for any other Person or providing that the decision of or calculations by any particular Person will be conclusive or binding on others.

         (t) We express no opinion with respect to provisions that provide for the appointment of a receiver, successor servicer or administrator.

         (u) We express no opinion with respect to confidentiality agreements.

         (v) We express no opinion with respect to any provision of the Subject Agreements (i) restricting access to legal or equitable remedies (including, but not limited to, legal or equitable remedies under bankruptcy laws), (ii) purporting to establish evidentiary standards or to waive either illegality as a defense to the performance of contract obligations or any other defense to such performance which cannot, as a matter of law, be effectively waived, (iii) which provides that any Subject Agreement may be amended, modified or waived only in writing, (iv) stating that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy, and that the election of a particular remedy does not preclude recourse to one or more other remedies, (v) which provides that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, or (vi) which provides for set off, unless there is mutuality between the parties, or that relates to any set-off owed to any affiliate of a party, severability, cumulative rights and remedies or usury.



                                    Exh. B-6

August 5, 2004
Page 7

         (w) We express no opinion as to any provision of the Subject
Agreements: (i) that may require a party to pay any amount determined to be a forfeiture penalty, including without limitation any setoff section as applied to any unmatured obligation or any obligation to pay additional interest following the entry of a judgment; or (ii) that may require a party to pay any consequential, special, incidental, indirect, contingent or exemplary damages or amount.

         (x) We express no opinion with respect to the legality, validity or enforceability, other than under the laws of the State of New York, of any agreement as to the compounding of interest.

         (y) We express no opinion as to the existence of any violation of, or default under, any financial covenant, ratio or test that may be contained in any agreement or instrument.

         Based on the foregoing, and subject to the qualifications and assumptions set forth herein, it is our opinion that:

         1. No consent, authorization, approval, or other action by, and no notice to or filing with, any Federal or New York State governmental authority or regulatory body is required for the due execution, delivery and performance by any Company of the Subject Agreements to which it is a party; and such execution, delivery and performance will not contravene any Federal or New York statute, rule or regulation applicable to the Companies.

         2. Each of the Subject Agreements is the legal, valid and binding obligation of each Company party thereto, enforceable against it in accordance with its terms.

         3. The Series 2004-1 Certificates, when duly executed and authenticated and delivered by the Trustee in accordance with the terms of the Pooling and Servicing Agreement and delivered pursuant to the Supplement and delivered and paid for pursuant to the Certificate Purchase Agreement, the Class C Purchase Agreement or the Class D Purchase Agreement, as applicable, will be duly issued and outstanding, and will be entitled to the benefits afforded by the Pooling and Servicing Agreement, as supplemented by the Supplement.

         4. The Trust is not, and immediately following the sale of the Class A Certificates, the Class M Certificates and Class B Certificates to the Initial Purchasers and the sale of the Class C Certificates and the Class D Certificates to the purchasers thereof, will not be, an "investment company" required to be registered under the Investment Company Act of 1940, as amended.

         5. Neither the Pooling and Servicing Agreement nor the Supplement is required to be qualified under the Trust Indenture Act of 1939, as amended.



                                    Exh. B-7

August 5, 2004
Page 8

         6. The issuance of the Series 2004-1 Certificates will not (i) adversely affect the characterization of the Investor Certificates of any outstanding Certificate Series as indebtedness for Federal income tax purposes or (ii) cause the Trust to be treated as an association (or publicly traded partnership) taxable as a corporation for Federal income tax purposes.

         7. The Pooling and Servicing Agreement, the Purchase Agreement, the Supplement and the Series 2004-1 Certificates conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

         8. The statements contained in the Offering Memorandum under the headings "Structural Summary--Federal Tax Status of Offered Certificates and the Trust" (to the extent relating to Federal income tax consequences), "U.S. Federal Income Tax Consequences" and "Legal Aspects of the Receivables," in each case to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects.

         9. Assuming the Class A Certificates, Class M Certificates and the Class B Certificates are offered and sold to the Initial Purchaser and resold by the Initial Purchaser only under the circumstances contemplated by the Certificate Purchase Agreement, the offer, sale and initial resale by the Initial Purchaser of the Class A Certificates, Class M Certificates and the Class B Certificates will be exempt from the registration requirements of the Securities Act. We express no opinion as to how and when the Class A Certificates, the Class M Certificates and the Class B Certificates may subsequently be resold.










                                    Exh. B-8

         The opinions rendered herein may be relied upon by the addressees hereto. This opinion may not be relied upon for any other purpose or by any other party for any purpose without our prior written consent, except that each of Moody's Investors Service, Inc. and Standard & Poor's may rely upon this opinion to the same extent as if such opinion were addressed to it.

                          Very truly yours,



                          MAYER, BROWN, ROWE & MAW LLP

MCF/JAG/JHK













                                    Exh. B-9

                                    EXHIBIT C



(i) The Supplemented Pooling Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Seller nor the Trust is now, and immediately following the sale of the Offered Certificates pursuant to this Agreement will be, required to be registered under the 1940 Act.

(ii) The Supplemented Pooling Agreement constitutes a legal, valid and binding agreement of the Seller and the Servicer, enforceable against the Seller and the Servicer in accordance with its terms (subject to customary qualifications relating to bankruptcy or other laws and general principles of equity).

(iii) When the Offered Certificates have been duly executed and delivered by the Seller, authenticated by the Trustee in accordance with the Supplemented Pooling Agreement and delivered and paid for by the Initial Purchasers pursuant to this Agreement, the holder of record of any Offered Certificate will be entitled to the benefits afforded by the Supplemented Pooling Agreement, and the Offered Certificates will be validly issued and outstanding, enforceable in accordance with their respective terms.

(iv) Assuming the accuracy of the representations and warranties contained in this Agreement of each of the parties hereto, compliance by such parties with their respective covenants and agreements contained herein and that the Offered Certificates are offered and sold in the manner contemplated by the Final Memorandum and this Agreement, the offer and sale of the Offered Certificates do not require registration under the Securities Act.

Such counsel shall also state that they have participated in conferences with representatives of the Initial Purchasers and representatives of the Seller and the Servicer and counsel to the Seller and the Servicer concerning the Final Memorandum and have considered the matters required to be stated therein and the matters stated therein, although they have not independently verified the accuracy, completeness or fairness of such statements and make no independent check or verification thereof other than as specified therein, and based upon and subject to the foregoing, nothing has come to such counsel's attention to cause them to believe that the Final Memorandum, as of its date or as of the Issuance Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to, and does not, make any comment in this paragraph with respect to the financial statements, supporting schedules and other financial or statistical information contained in the Final Memorandum, or with respect to the information set forth under the heading "Description of the Certificates--Interest Rate Swap Counterparty" contained in the Final Memorandum).



                                   Exh. C-1

                                   SCHEDULE A

                              Class A Certificates

Initial Purchasers                                    Principal Amount of
                                                      Class A Certificates
Barclays Capital Inc.                                 $  100,200,000
Bear, Stearns & Co. Inc.                              $   15,000,000
                                                       -------------
Total                                                 $  115,200,000




                              Class M Certificates


Initial Purchasers                                    Principal Amount of
                                                      Class M Certificates
Barclays Capital Inc.                                 $   9,394,000
Bear, Stearns & Co. Inc.                              $   1,406,000
                                                       ------------
Total                                                 $  10,800,000


                              Class B Certificates


Initial Purchasers                                    Principal Amount of
                                                      Class B Certificates
Barclays Capital Inc.                                 $   16,440,000
Bear, Stearns & Co. Inc.                              $    2,460,000
                                                       -------------
Total                                                 $   18,900,000




                                    Sched. A